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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


                  We consent to the incorporation by reference in this Registration Statement of Salton, Inc. (formerly, Salton/Maxim Housewares, Inc.) on Form S-8 of our report dated September 3, 1999, appearing in the Annual Report on Form 10-K of the Company for the year ended June 26, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




Chicago, Illinois
December 29, 1999